UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

STRATSSM Trust for Sprint Capital Corporation Securities, Series 2004-2
________________________________________
(Exact name of Registrant as specified in its charter)

Synthetic Fixed-Income Securities, Inc.
________________________________________
(Exact name of Sponsor and Depositor as specified in its charter)

Delaware	001-31985	52-2316339
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Synthetic Fixed-Income Securities, Inc. 301 South College Charlotte, North Carolina	28288
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-214-6277

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events.

On August 23, 2013, U.S. Bank Trust National Association, as Trustee for the STRATSSM Trust for Sprint Capital Corporation Securities, Series 2004-2 (the “Trust”), issued a press release regarding the receipt of a notice from Synthetic Fixed-Income Securities, Inc., as the Trustor of the Trust, indicating that Sprint Communications, Inc. (formerly Sprint Nextel Corporation), which is the guarantor of the Underlying Securities held by the Trust, has terminated its obligation to file periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by filing a Form 15 with respect to the Underlying Securities on August 8, 2013.  Because Sprint Communications, Inc., has terminated its obligation to file periodic reports under the Exchange Act, the Trust must terminate.  A copy of the press release is attached as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01(d)     Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit 99.1	Press release of U.S. Bank Trust National Association, as Trustee for the STRATSSM Trust for Sprint Capital Corporation Securities, Series 2004-2 dated August 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synthetic Fixed-Income Securities, Inc.
(Registrant)

Date: August 23, 2013	By: /s/ Barbara Garafalo
Name: Barbara Garafalo
Title: Vice President

Exhibit Index
Exhibit No.	Description

99.1	Press release of U.S. Bank Trust National Association, as Trustee for the STRATSSM Trust for Sprint Capital Corporation Securities, Series 2004-2 dated August 23, 2013.